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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                   a trustee Pursuant to Section 305(b) ____


                         BANK OF MONTREAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                New York                                   13-4941093
(Jurisdiction of incorporation or organization         (I.R.S. employer
         if not a U.S. national bank)                 identification no.)

 Wall Street Plaza, 88 Pine Street, 19th Floor
              New York, New York                              10005
   (Address of principal executive offices)                 (Zip code)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                  Wall Street Plaza, 88 Pine Street, 19th Floor
                            New York, New York 10005
                                 (212) 701-7602
            (Name, address and telephone number of agent for service)
                    ----------------------------------------
                                Sequa Corporation
               (Exact name of obligor as specified in its charter)

                 Delaware                              13-1885030
     (State or other jurisdiction of                (I.R.S. employer
     incorporation or organization)               identification number)

             200 Park Avenue
           New York, New York                              10166
(Address of principal executive offices)                 (Zip code)

                    ----------------------------------------
                                 Debt Securities
                       (Title of the indenture securities)



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Item 1. General Information.

     Furnish the following information as to the trustee:

     (b) Name and address of each examining or supervising authority to which it is subject.

               Federal Reserve Bank of New York
               33 Liberty Street, New York N.Y. 10045

               State of New York Banking Department
               2 Rector Street, New York, N.Y. 10006

     (c)  Whether it is authorized to exercise corporate trust powers.

     The Trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          The obligor is not an affiliate of the trustee.

Item 16. List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

     2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

     3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

     4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".



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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 14th day of October, 1998

                                  BANK OF MONTREAL TRUST COMPANY


                                  By:  /s/  Amy Roberts
                                       ----------------------------------
                                       Amy Roberts
                                       Vice President






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                                                                     EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK


ASSETS

Due From Banks                                                      $   677,400
                                                                    -----------

Investment Securities:
         State & Municipal                                           16,513,582
         Other                                                              100
                                                                    -----------
                  Total Securities                                   16,513,682

Loans and Advances:
         Federal Funds Sold                                          20,900,000
         Overdrafts                                                      12,169
                                                                    -----------
                  Total Loans and Advances                           20,912,169

Investment in Harris Trust, NY                                        8,725,608
Premises and Equipment                                                  475,614
                                                                    -----------
Other Assets                                                          2,636,845
                                                                    -----------
                                                                     11,838,067
                                                                    -----------
                  TOTAL ASSETS                                      $49,941,318
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LIABILITIES
Trust Deposits                                                       $8,191,549
Other Liabilities                                                    16,944,443
                                                                    -----------
                  TOTAL LIABILITIES                                  25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
         Fully Paid - 10,000 Shares of $100 Each                      1,000,000
Surplus                                                               4,222,188
Retained Earnings                                                    19,605,350
Equity - Municipal Gain/Loss                                            (22,212)
                                                                    -----------
                  TOTAL CAPITAL ACCOUNTS                             24,805,326
                                                                    -----------
                  TOTAL LIABILITIES AND CAPITAL ACCOUNTS            $49,941,318
                                                                    -----------

     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                             Mark F. McLaughlin
                                             June 30, 1998


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     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                             Sanjiv Tandon
                                             Kevin O. Healy
                                             Steven R. Rothbloom




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